UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 28, 2024

Date of Report (Date of earliest event reported)

COLLECTIVE AUDIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40723	86-2861807
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street 16-079

New York, NY 10004

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

(808) 829-1057

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CAUD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2024, Collective Audience, Inc. (the “Company”), entered into an Equity Exchange Agreement (the “Purchase Agreement”) by and among the Company, DSL Digital LLC, a Utah limited liability company (“DSL”), and Gregg Greenberg, sole member of DSL (the “Seller”), pursuant to which the Company purchased fifty-one percent (51%) of the outstanding equity interests in DSL, resulting in DSL becoming a consolidated subsidiary of the Company (the “Acquisition”). The Acquisition closed concurrently on June 28, 2024 (the “Closing Date”).

In consideration for the Acquisition, at closing, the Company issued an aggregate of 3,242,875 restricted shares of Company common stock to the Seller (the “Closing Consideration”), less a ten percent (10%) holdback (the “Holdback Shares”).

The Company shall release the Holdback Shares, less any amounts owed to the Company by the Seller from indemnifications claims by the Company, as set forth in the Purchase Agreement, to the Seller eighteen (18) months from the Closing Date.

Pursuant to the Purchase Agreement, the Seller agreed to enter into a lock-up agreement (the “Lock-Up Agreement”) which provides that for a period of time beginning at the Closing Date and ending on the earliest of (i) two (2) years after the Closing date, (ii) a Change of Control (as defined in the Purchase Agreement), or (iii) written consent of the Company (collectively, the “Lock-Up Period”), the Seller shall not sell nor transfer any of the Company securities which they hold, subject to certain exceptions, during the Lock-Up Period following the Closing Date.

The Company shall also retain, for a period of two years following the Closing Date, the exclusive option to purchase the remaining forty nine percent (49%) of DSL on such commercially reasonable terms and conditions as the Company and DSL shall mutually agree to in the future.

The Purchase Agreement contains standard representations, warranties, covenants, indemnification and other terms customary in similar transactions.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete, and is qualified in its entirety by reference to the complete text of such Purchase Agreement, a copy of is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) regarding the issuance of the Closing Consideration is incorporated by reference into this Item 3.02.

The issuance of the shares of the Company’s common stock in connection with the Acquisition is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on exemptions from the registration requirements of the Securities Act in transactions not involved in a public offering pursuant to Section 4(a)(2) and/or Regulation D of the Securities Act.

Item 7.01 Regulation FD Disclosure

On July 1, 2024, the Company issued a press release announcing the above referenced acquisition of DSL. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”).

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Forward Looking Statement

This Current Report, including Exhibit 99.1 attached hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Current Report, including statements regarding the Purchase Agreement, the Acquisition, business strategy, and plans are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report are only predictions. These forward-looking statements speak only as of the date of this Current Report and are subject to a number of risks, uncertainties and assumptions. The events and circumstances reflected in such forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Equity Exchange Agreement, by and between the Company, DSL Digital LLC and Gregg Greenberg, dated June 28, 2024.
99.1	Press Release, dated July 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules and exhibits to the Purchase Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2024	COLLECTIVE AUDIENCE, INC.

	By:	/s/ Peter Bordes
	Name:	Peter Bordes
	Title:	Chief Executive Officer

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